EXHIBIT F

                                WARRANT AGREEMENT


         WARRANT AGREEMENT (this "Agreement"), dated as of February 18, 1999, between MIRAVANT MEDICAL TECHNOLOGIES, a Delaware corporation (the "Company"), and PHARMACIA & UPJOHN TREASURY SERVICES AB, a Swedish corporation (the "Initial Holder").

                              W I T N E S S E T H :


         WHEREAS, Sections 2.02 and 6.02(c) of the Credit Agreement, of even date herewith, between the Company and Pharmacia & Upjohn Treasury Services AB (the "Credit Agreement") provide that in connection with the making of each Borrowing Request contemplated thereby, the Company shall deliver to the Initial Holder a Warrant Certificate representing a number of Warrants equal to the Warrant Number and having the terms herein set forth;

         NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE I

                                   Definitions

         Section 1.01. Terms Generally. The definitions ascribed to terms in this Agreement apply equally to both the singular and plural forms of such terms. Whenever the context may require, any pronoun shall be deemed to include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be interpreted as if followed by the phrase "without limitation". All references herein to the Preamble, Recitals, Articles, Sections and Exhibits shall be deemed references to the Preamble and Recitals, Articles and Sections of, and Exhibits to, this Agreement unless the context shall otherwise require. The headings and captions herein shall not be given effect in interpreting or construing the provisions of this Agreement. Except as otherwise expressly provided herein, all references to "dollars" or "$" shall be deemed references to the lawful money of the United States of America.

         Section 1.02. Definitions. The following terms have the meanings ascribed to them below:



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         "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Average Price" means, with respect to the Exercise Price for any Warrant, the average of the Closing Prices of the Common Stock for the 10 Trading Days immediately preceding the date of the dispatch to the Initial Holder of the Borrowing Request that accompanies the Warrant Certificate evidencing such Warrant.

         "Board of Directors" means the board of directors of the Company.

         "Borrowing Request" has the meaning assigned to such term in the Credit Agreement.

         "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in The City of New York or in Los Angeles, California are authorized by law to close.

         "Cash Amount" means, with respect to any Warrant, an amount of cash equal to the product of (i) 95% of the Closing Price of the Common Stock as of the date of exercise of such Warrant multiplied by (ii) the Shares Amount in effect on such date.

         "Close of Business" means, for any day, 5:00 p.m., New York City time, on such date.

         "Closing Price" means the last reported sale price regular way on the day in question or, in case no such sale takes place on such day, the reported closing bid price regular way of the Common Stock, in each case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, the closing bid price of the Common Stock on the Nasdaq National Market, or if not listed or admitted to trading on any national securities exchange and not quoted on the Nasdaq National


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Market, the closing bid price of the Common Stock in the over-the-counter market on the day in question as reported by the National Quotation Bureau
Incorporated, or a similarly generally accepted reporting service, or, if not so available in such manner, as furnished by any New York Stock Exchange, Inc. member firm selected from time to time by the Board of Directors for such purpose. In the case of a closing price of Common Stock on the Nasdaq National Market System, such price shall mean the closing price reported in the New York City edition of The Wall Street Journal or, if not so reported, another authoritative source.

         "Commission" means the Securities and Exchange Commission (or any successor Governmental Authority).

         "Common Stock" means the common stock, par value $.01 per share, of the Company and any other stock of the Company into which such common stock may be converted or reclassified (other than stock of the Company into which unissued Common Stock has been reclassified) or that may be issued in respect of, in exchange for, or in substitution of, such common stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations, recapitalizations or other like events.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exercise Price" means, with respect to any Warrant, the price equal to 140% of the Average Price.

         "Expiration Date" means, with respect to each Warrant, the fifth anniversary of the date on which a Warrant Certificate evidencing such Warrant is first received by the Initial Holder, provided that if such anniversary is not a Business Day, the next Business Day thereafter.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Holder" means any holder from time to time of Warrant Certificates.

         "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated


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organization, association, corporation, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof).

         "Quarterly Loan" has the meaning assigned to such term in the Credit Agreement.

         "SEC Reports" means the annual and quarterly reports and the information, documents, and other reports that the Company is required to file with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Shares Amount" means, with respect to any Warrant, one share of Common Stock, subject to all adjustments made pursuant to Article V hereof on or prior to the date of exercise of such Warrant.

         "Trading Day" means a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a day on which the Nasdaq National Market is open for the transaction of business.

         "Warrant" means a warrant to purchase Common Stock at a price per share of Common Stock equal to the Exercise Price for such Warrant.

         "Warrant Number" has the meaning assigned to such term in the Credit Agreement.



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         Section 1.03. Tie Sheet. The following terms are defined in the
Sections set forth below:


                   Term                               Section
                   ----                               -------
          Agreement                                   Preamble
          Applicable Price                            5.06
          Call Notice                                 3.07(b)
          Called Warrants                             3.07(a)
          Common Stock Fundamental Change             5.06
          Company                                     Preamble
          Credit Agreement                            Recitals
          Current Event                               5.01(g)
          Expiration Time                             5.01(f)
          Indemnitee                                  9.02
          Initial Holder                              Preamble
          Non-Stock Fundamental Change                5.06
          Other Event                                 5.01(g)
          Purchased Shares                            5.01(f)
          Purchaser Stock Price                       5.06
          Reference Date                              5.01(d)
          Registrar                                   2.04(a)
          Transfer Agent                              7.01
          Trigger Date                                3.07(a)
          Warrant Certificates                        2.02
          Warrant Register                            2.04(a)


                                   ARTICLE II

                         Issuance and Grant of Warrants;
                          Form, Execution, Delivery and
                      Registration of Warrant Certificates

         Section 2.01. Issuance and Grant of Warrants. In connection with the delivery by the Company of each Borrowing Request pursuant to Section 2.02 of the Credit Agreement, the Company will issue and grant to the Initial Holder a number of Warrants equal to the Warrant Number. In the event that the Company has complied with its obligations pursuant to the Credit Agreement and the Initial Holder fails to make the Quarterly Loan contemplated by Section 2.02 of the Credit Agreement, the Warrants evidenced by the Warrant Certificate that accompanies the related Borrowing Request shall be null and void; provided, however, that if the Initial Holder fails to make such Quarterly Loan as a result of the Company's cancellation or revocation of such Borrowing Request or as a result of the Company's failure to comply with its obligations under the Credit Agreement, such Warrants and such Warrant Certificate shall not be rendered null, void or otherwise invalid.



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         Section 2.02. Form of Warrant Certificates. The certificates evidencing the Warrants (the "Warrant Certificates") shall be in registered form only, in the form set forth in Exhibit A hereto and may represent any whole number of Warrants. Each Warrant Certificate shall be dated the date of the Borrowing Request accompanying such Warrant Certificate and may have imprinted or otherwise reproduced thereon such letters, numbers or other marks of identification as may, consistent with the provisions of this Agreement, be determined by the officers executing any such Warrant Certificate.

         Section 2.03. Execution and Delivery of Warrant Certificates. Each Warrant Certificate shall be executed on behalf of the Company by (a) its chairman, chief executive officer, president, or chief operating officer, and
(b) its chief financial officer, in any case either manually or by facsimile signature printed thereon.

         Section 2.04. Registration; Registration of Transfers and Exchanges.
(a) The Company will keep a register or registers in which the Company shall maintain a master list of names and addresses of the Holders (the "Warrant Register") and shall provide for the registration of, and registration of transfer and exchange of, Warrant Certificates as provided in this Article. Each person designated by the Company from time to time as a person having custody of the Warrant Register and register the transfer and exchange of the Warrant Certificates is hereinafter called, individually and collectively, the "Registrar". The Company hereby appoints the Chief Financial Officer of the Company as Registrar. Upon written notice to the Initial Holder and any acting Registrar, the Company may appoint a successor Registrar for such purposes.

         (b) Upon due presentation for registration of transfer of any Warrant Certificate to the Registrar, the Company shall execute and deliver in the name of the transferee or transferees a new Warrant Certificate or Warrant Certificates in authorized denominations for a like aggregate number of Warrants bearing numbers or other distinguishing symbols not contemporaneously outstanding.

         (c) Any Warrant Certificate or Warrant Certificates may be exchanged for a Warrant Certificate or Warrant Certificates in other authorized denominations, representing in the aggregate a like number of Warrants. A Warrant


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Certificate or Warrant Certificates to be so exchanged shall be surrendered to the Registrar, and the Company shall execute and deliver in exchange therefor the Warrant Certificate or Warrant Certificates bearing numbers or other distinguishing symbols not contemporaneously outstanding.

         (d) The Company and the Registrar may deem and treat the person in whose name any Warrant Certificate shall be registered in the Warrant Register as the absolute owner of such Warrant Certificate for the purpose of any exercise thereof or any distribution to the Holder thereof and for all other purposes.

         (e) All Warrants presented for registration of transfer or exchange shall (if so required by the Company or the Registrar) be duly endorsed by the registered Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney and shall be accompanied by a written instrument or instruments of transfer or exchange.

         (f) No service charge shall be made for any transfer or exchange of Warrant Certificates, but the Company may require payment from the Holder(s) of such Warrant Certificates of a sum sufficient to cover any stamp or other governmental charge or tax that may be imposed in connection with any such transfer or exchange.

         Section 2.05. Lost, Stolen, Destroyed, Defaced or Mutilated Warrant Certificates. Upon receipt by the Registrar of evidence reasonably satisfactory to the Company of the loss, theft, destruction, defacement, or mutilation of any Warrant Certificate and, in the case of mutilation or defacement, upon surrender thereof to the Registrar for cancellation, then the Company shall execute and deliver, in exchange for or in lieu of the lost, stolen, destroyed, defaced or mutilated Warrant Certificate, a new Warrant Certificate having the same tenor and for a like number of Warrants, bearing a number or other distinguishing symbol not contemporaneously outstanding. Upon the issuance of any new Warrant Certificate pursuant to this Section 2.05, the Company may require the payment from the Holder of such Warrant Certificate of a sum sufficient to cover any tax, stamp tax or other governmental charge that may be imposed in relation thereto and may require (if the Holder of such Warrant Certificate is the Initial Holder or any of its Affiliates) a written instrument executed and delivered by the Initial


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Holder or The Pharmacia & Upjohn Company, a Delaware corporation, undertaking to indemnify and defend the Company against all claims in respect of the lost, stolen, destroyed, defaced or mutilated Warrant Certificate or (if the Holder is not the Initial Holder or any of its Affiliates) a lost instrument bond providing customary coverage. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of (but shall be subject to all the limitations of rights set forth in) this Agreement equally and proportionately with any and all other Warrant
Certificates duly executed and delivered hereunder.


                                   ARTICLE III

                              Exercise of Warrants

         Section 3.01. Duration of Exercise Rights. Each Warrant shall be exercisable as provided in this Article III from time to time on any Business Day prior to the Close of Business on the Expiration Date for such Warrant.

         Section 3.02. Right to Purchase. When exercised in accordance with
Section 3.03 or 3.07, each Warrant shall entitle the Holder to purchase, and the Company shall be required to issue and deliver, a number of shares of Common Stock equal to the Shares Amount in effect on the day such Warrant is exercised in accordance with Section 3.03 or on the Trigger Date, in the case of an exercise pursuant to Section 3.07, at the Exercise Price for such Warrant; provided, however, that in the case of an exercise pursuant to Section 3.03, the Company may, at its sole election, pay to the Holder of each Warrant so exercised in respect of any one or more of such Warrants cash in an amount equal to the Cash Amount in lieu of delivering the shares of Common Stock.

         Section 3.03. Exercise Procedures. In order to exercise a Warrant, the Holder must surrender the Warrant Certificate evidencing such Warrant to the Registrar, with the form of election on the reverse of or attached to the Warrant Certificate duly executed, together with payment of the Exercise Price. Any such payment of the Exercise Price shall


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be by certified or official bank check or wire transfer to the Company of same day funds.

         Section 3.04. Delivery of Shares. In the event the Company elects to deliver the Shares Amount as provided in Section 3.02, then upon surrender of the Warrant Certificate in accordance with Section 3.03 the Company shall promptly issue or cause to be issued to or upon the written order of the Holder of such Warrant Certificate, a certificate or certificates evidencing the share or shares of Common Stock to which such Holder is entitled, in fully registered form, registered in such name or names as may be directed by such Holder pursuant to the form of election on the reverse of or attached to the Warrant Certificate. Such certificate or certificates evidencing such share or shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such share or shares as of the Close of Business on the date on which the Exercise Price for the related Warrant or Warrants shall have been paid.

         Section 3.05. Payment of Cash. If the Company elects to deliver the Cash Amount as provided in Section 3.02, then upon surrender of the Warrant Certificate in accordance with Section 3.03, the Company shall make prompt payment of the Cash Amount in same day funds to the account specified on the form of election on the reverse of or attached to the Warrant Certificate.

         Section 3.06. Certificate for Unexercised Warrants. If fewer than all the Warrants represented by a Warrant Certificate are exercised, such Warrant Certificate shall be surrendered to the Registrar with instructions for the issuance of a new Warrant Certificate and the Company shall promptly execute and deliver a new Warrant Certificate for the Warrants that were not exercised bearing numbers or other distinguishing symbols not contemporaneously outstanding.

         Section 3.07. Mandatory Exercise. (a) If and only if the average of the Closing Prices of the Common Stock for the 30 Trading Days immediately preceding a particular date (the "Trigger Date") exceeds the Exercise Price set forth in the Warrant Certificate representing one or more Warrants, the Company shall be entitled, at its option exercised within 30 days following the Trigger Date, to cause the Holder of such Warrant Certificate to exercise all, but not fewer than all,


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of the related Warrants (the "Called Warrants") as provided herein.

         (b) If the Company elects to cause the Holder to exercise the Called Warrants, it shall furnish to the Holder, within 30 calendar days following the Trigger Date, a written notice thereof, (the "Call Notice"), specifying the identifying number of the Warrant Certificate evidencing the Called Warrants and the Trigger Date.

         (c) Not later than three Business Days following the later of (i) the date of the Call Notice, and (ii) the expiration or termination of any waiting period (and any extension thereof) applicable to the acquisition by the Holder thereof of the shares of Common Stock issuable upon exercise of the Called Warrants under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and the receipt of all governmental and contractual permits, consents and approvals necessary in connection with such acquisition, the Company shall deliver to the Holder of the Called Warrants a certificate evidencing a number of shares of Common Stock equal to the product of (x) Shares Amount in effect on the Trigger Date, multiplied by (y) the number of Called Warrants.

         (d) Not later than three Business Days following the receipt of the certificate referred to in Section 3.07(c), the Holder of the Called Warrants shall deliver to the Company the certificate representing the Called Warrants and a check for the product of (i) the Exercise Price, multiplied by (ii) the number of Called Warrants.


                                   ARTICLE IV

                     Compliance With the Securities Act and
                       Restrictions on Transfer of Shares

         Section 4.01. Acknowledgment. The Initial Holder hereby acknowledges that the Warrants and the shares of Common Stock that may be received by the Initial Holder upon exercise of any Warrant are and will be subject to certain restrictions on transfers under the Securities Act and the regulations promulgated thereunder.

         Section 4.02. Representation. The Initial Holder hereby represents to the Company that it is acquiring the Warrants for its own account for investment and not with a view to the resale or distribution of any interest therein.


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         Section 4.03. Restrictions on Transfer of Shares. Prior to the
thirtieth calendar day following the issuance of shares of Common Stock upon the exercise of Warrants, the Initial Holder shall not, and shall cause its Affiliates not to, sell, assign, transfer or otherwise dispose of such shares, except that the Initial Holder may transfer any such shares to any wholly owned subsidiary of Pharmacia & Upjohn, Inc. The provisions of this Section 4.03 shall not prohibit or restrict the sale, assignment, transfer or disposition at any time of any shares of Common Stock acquired pursuant to Section 3.07.


                                    ARTICLE V

                                   Adjustments

         Section 5.01. Adjustment upon Certain Transactions. The Shares Amount (and, by virtue thereof, the Cash Amount) shall be subject to adjustment from time to time on and subsequent to the date of this Agreement as follows:

         (a) In case the Company shall pay or make a dividend or other distribution on its Common Stock exclusively in Common Stock or shall pay or make a dividend or other distribution on any other class or series of stock of the Company which dividend or distribution includes Common Stock, the Shares Amount in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by multiplying such Shares Amount by a fraction of which the denominator shall be the number of shares of Common Stock outstanding at the Close of Business on the date fixed for such determination and the numerator shall be the sum of such number of shares plus the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this
Section 5.01(a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

         (b) In case the Company shall pay or make a dividend or other distribution on its Common Stock consisting


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exclusively of, or shall otherwise issue to all holders of its Common Stock, rights or warrants entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in Section 5.01(g)) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Shares Amount in effect at the opening of business on the day following the date fixed for such determination shall be increased by multiplying the Shares Amount by a fraction of which the denominator shall be the number of shares of Common Stock outstanding at the Close of Business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the numerator shall be the number of shares of Common Stock outstanding at the Close of Business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this Section 5.01(b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company. In case any rights or warrants referred to in this Section 5.01(b) in respect of which an adjustment shall have been made shall expire unexercised within 60 days after the same shall have been distributed or issued by the Company, the Shares Amount shall be readjusted at the time of such expiration to the Shares Amount that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

         (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Shares Amount in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Shares Amount in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately decreased, such reduction or increase, as the case may be, to become effective


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immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective. No reduction in the Shares Amount may occur except pursuant to this Section 5.01(c) or the last sentence of Section 5.01(b).

         (d) Subject to the last two sentences of this Section 5.01(d), in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class or series of stock, cash or assets (including securities, but excluding any rights or warrants referred to in Section 5.01(b), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in Section 5.01(a)), the Shares Amount shall be increased so that the same shall equal the number determined by multiplying the Shares Amount in effect immediately prior to the effectiveness of the Shares Amount increase contemplated by this Section 5.01(d) by a fraction of which the numerator shall be the current market price per share (determined as provided in Section 5.01(g)) of the Common Stock on the date fixed for the payment of such distribution (the "Reference Date") plus the fair market value (as determined in good faith by the Board of Directors and described in a resolution of the Board of Directors), on the Reference Date of the portion of the evidences of indebtedness, shares of stock, cash and assets so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such increase to become effective immediately prior to the opening of business on the day following the Reference Date. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 5.01(d) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share of Common Stock pursuant to Section 5.01(g). For purposes of this Section 5.01(d), any dividend or distribution that includes shares of Common Stock or rights or warrants to subscribe for or purchase shares of Common Stock shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, cash, assets or shares of stock other than such shares of Common Stock or such rights or warrants (making any Shares Amount increase required by this Section 5.01(d)) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (making any further Shares Amount increase required by Section 5.01(a) or


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(b) except (A) the Reference Date of such dividend or distribution as defined in this Section 5.01(d) shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "the date fixed for the determination of stockholders entitled to receive such rights or warrants" and "the date fixed for such determination" within the meaning of Section 5.01(a) or (b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the Close of Business on the date fixed for such determination" within the meaning of Section 5.01(a) or (b)).

         (e) In case the Company shall pay or make a dividend or other distribution on the Common Stock exclusively in cash the Shares Amount shall be increased so that the same shall equal the number determined by multiplying the Shares Amount in effect immediately prior to the effectiveness of the Shares Amount increase contemplated by this Section 5.01(e) by a fraction of which the numerator shall be the current market price per share (determined as provided in Section 5.01(g)) of the Common Stock on the date fixed for the payment of such distribution plus the amount of cash so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of Common Stock, such increase to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution.

         (f) In case a tender or exchange offer made by the Company or by any subsidiary of the Company for all or any portion of the Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such subsidiary of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of Directors and described in a resolution of the Board of Directors) at the last time (the "Expiration Time") shares of Common Stock may be tendered into to such tender or exchange offer (as it shall have been amended) that exceeds the current market price per share (determined as provided in Section 5.01(g)) of the Common Stock on the Trading Day next succeeding the Expiration Time, the Shares Amount shall be increased so that the same shall equal the number determined by multiplying the Shares Amount in effect immediately prior to the effectiveness of the Shares Amount increase contemplated by this Section 5.01(f) by a fraction of which the denominator shall be the number of shares of Common Stock


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outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the current market price per share (determined as provided in Section 5.01(g)) of the Common Stock on the Trading Day next succeeding the Expiration Time and the numerator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the current market price per share (determined as provided in Section 5.01(g)) of the Common Stock on the Trading Day next succeeding the Expiration Time, such increase to become effective immediately prior to the opening of business on the day following the Expiration Time.

         (g) For the purpose of any computation under Section 5.01(b), (d), (e) and (f), the "current market price" per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days prior to and including the date in question; provided, however, that (1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Shares Amount pursuant to Section 5.01(a), (b),
(c), (d), (e), (f) or (h) ("Other Event") occurs after the fifth Trading Day prior to the day in question and prior to the "ex" date for the issuance or distribution requiring such computation (the "Current Event"), the Closing Price for each Trading Day prior to the "ex" date for such Other Event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Shares Amount is so required to be adjusted as a result of such Other Event, (2) if the "ex" date for any Other Event occurs after the "ex" date for the Current Event and on or prior to the date in question, the Closing Price for each Trading Day on and after the "ex" date for such Other Event shall be adjusted by multiplying such Closing Price by the fraction by which the Shares Amount is so required to be adjusted as a result of such Other Event, (3) if the "ex" date of any Other Event occurs on the "ex" date for the Current Event, one of those events shall be deemed for purposes of clauses (1) and (2) of this proviso to have an "ex" date occurring prior to the "ex" date for the other event, and (4) if the "ex" date for the

Current Event is on or prior to the date in question, after taking into account any adjustment required pursuant to clause (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value on the date in question (as determined in good faith by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 5.01(d) or (e), and described in a resolution of the Board of Directors) of the portion of the rights, warrants, evidences of indebtedness, shares of stock or assets being distributed applicable to one share of Common Stock. For the purpose of any computation under Section 5.01(f), the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for such date in question and the next two succeeding Trading Days; provided, however, that if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Shares Amount pursuant to Section 5.01(a), (b), (c), (d), (e),
(f) or (h) occurs after the Expiration Time for the tender or exchange offer requiring such computation and on or prior to the second Trading Day following the date in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the fraction by which the Shares Amount is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and
(3) when used with respect to any tender or exchange offer, means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer.

         (h) The Company may make such increase in the Shares Amount, in addition to those required by Section 5.01(a), (b), (c), (d), (e) and (f) as it considers to be advisable to avoid or diminish an income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. The Company from time to time may increase the Shares Amount by any amount for any period of time if the period is at least twenty days, the increase is irrevocable during the period, and the Board of Directors shall have made a determination that such increase would be in the best interest of the Company. Whenever the Shares Amount is increased pursuant to the preceding sentence, the Company shall mail to Holders a notice of the increase at least fifteen days prior to the date the increased Shares Amount takes effect, and such notice shall state the increased Shares Amount and the period it will be in effect.

         (i) No adjustment in the Shares Amount shall be required unless such adjustment would require an increase or decrease of at least 1% in the Shares Amount; provided, however, that any adjustments which by reason of this Section 5.01(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

         (j) Whenever the Shares Amount is adjusted as herein provided, the Company shall compute the adjusted Shares Amount and shall prepare a certificate signed by the Chief Financial Officer of the Company setting forth the adjusted Shares Amount and showing in reasonable detail the facts upon which such adjustment is based, and a copy of such certificate shall forthwith be delivered to each Holder.

         Section 5.02. No Fractional Shares. No fractional shares of Common Stock shall be issued upon exercise of the Warrants. If more than one Warrant is exercised by the same Holder at one time, the number of full shares issuable upon such exercise shall be computed on the basis of the aggregate number of Warrants so exercised. Instead of any fractional share of Common Stock that would otherwise be issuable to a holder upon exercise of the Warrants, the Company shall pay a cash adjustment in respect of such fractional share in an amount equal to the same fraction of the Closing Price per share of Common Stock as of the date of such exercise.

         Section 5.03. Reclassification, Consolidation, Merger or Sale of Assets. In the event that the Company shall be a party to any transaction (including without limitation any recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock and other than the reclassification of unissued Common Stock into other stock of the Company), any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), any sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange) pursuant to which the Common Stock is converted into the right to receive other securities, cash or other property, then lawful provisions shall be made as part of the terms of such transaction whereby the holder of each Warrant then outstanding shall have the right thereafter to exercise such Warrant only for (i) in the case of any such transaction other than a Common Stock Fundamental Change (as defined in Section 5.06(b)) and subject to funds being legally available for such purpose under applicable law at the time of such exercise, the kind and amount of securities, cash and other property receivable upon such transaction by a holder of the number of shares of Common Stock of the Company for which such Warrant could have been exercised immediately prior to such transaction, and (ii) in the case of a Common Stock Fundamental Change, common stock of the kind received by holders of Common Stock as a result of such Common Stock Fundamental Change in an amount determined pursuant to the provisions of Section 5.05. The Company or the Person formed by such consolidation or resulting from such merger or which acquires such assets or which acquires the Company's shares, as the case may be, shall execute an agreement in form and substance reasonably acceptable to the Holders evidencing such right. Such agreement shall provide for adjustments which, for events subsequent to the effective date of such agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article
VI. The above provisions shall similarly apply to each and every successive transaction of the foregoing type.

         Section 5.04. Prior Notice of Certain Events. In case:

                  (a) the Company shall (i) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash in an amount not greater than its retained earnings other than any special or nonrecurring or other extraordinary dividend or (ii) declare or authorize a redemption or repurchase of in excess of 10% of the then-outstanding shares of Common
         Stock; or

                  (b) the Company shall authorize the granting to all holders of Common Stock of rights or warrants to subscribe for or purchase any share of stock of any class or series or of any other rights or warrants; or

                  (c) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value and other than the reclassification of unissued Common Stock into other stock of the Company), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be delivered to the Holders, at least 10 days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, redemption, repurchase, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

         Section 5.05. Adjustments in Case of Fundamental Changes. (a) Notwithstanding any other provision in this Article 6 to the contrary, if any Fundamental Change (as defined in Section 5.06(c)) occurs, then the Shares Amount in effect will be adjusted immediately after such Fundamental Change as described in Section 5.05(c). In addition, in the event of a Common Stock Fundamental Change (as defined in Section 5.06(b)), each Warrant shall be exercisable solely in exchange for common stock of the kind and amount received by holders of Common Stock as a result of such Common Stock Fundamental Change as more specifically provided in Section 5.05(b).

         (b) For purposes of calculating any adjustment to be made pursuant to this Section 5.05 in the event of a Fundamental Change, immediately after such Fundamental Change in the case of a Common Stock Fundamental Change, the Shares Amount in effect immediately prior to such Common Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to this
Article V, shall thereupon be adjusted by multiplying such Shares Amount by a fraction of which the denominator shall be the Purchaser Stock Price (as defined in Section 5.06(e)) and the numerator shall be the Applicable Price (as defined in Section 5.06(a)); provided, however, that in the event of a Common Stock Fundamental Change in which (A) 100% by value of the consideration received by a holder of Common Stock is common stock of the successor, acquiror or other third party (and cash, if any, is paid with respect to any fractional interests in such common stock resulting from such Common Stock Fundamental Change) and (B) all of the Common Stock shall have been exchanged for, converted into or acquired for common stock (and cash with respect to fractional interests) of the successor, acquiror or other third party, the Shares Amount in effect immediately prior to such Common Stock Fundamental Change shall thereupon be adjusted by multiplying such Shares Amount by the number of shares of common stock of the successor, acquiror, or other third party received by a shareholder for one share of Common Stock as a result of such Common Stock Fundamental Change.

         Section 5.06. Definitions. The following definitions shall apply to terms used in this Article V:

         (a) "Applicable Price" means (1) in the event of a Non-Stock Fundamental Change in which the holders of the Common Stock receive only cash, the amount of cash received by a shareholder for one share of Common Stock and
(2) in the event of any other Non-Stock Fundamental Change or any Common Stock Fundamental Change, the average of the daily Closing Prices of the Common Stock for the ten consecutive Trading Days prior to and including the record date for the determination of the holders of Common Stock entitled to receive securities, cash or other property in connection with such Non-Stock Fundamental Change or Common Stock Fundamental Change, or, if there is no such record date, the date upon which the holders of the Common Stock shall have the right to receive such securities, cash or other property, in each case, as adjusted in good faith by the Board of Directors of the Company to appropriately reflect any of the events referred to in Section 5.01(a), (b), (c), (d), (e), (f) and (h).

         (b) "Common Stock Fundamental Change" means any Fundamental Change in which more than 50% by value (as determined in good faith by the Board of Directors) of the consideration received by holders of Common Stock consists of common stock that for each of the ten consecutive Trading Days referred to with respect to such Fundamental Change in Section 5.05(i) above has been admitted for listing or admitted for listing subject to notice of issuance on a national securities exchange or quoted on the NASDAQ National Market System; provided, however, that a Fundamental Change shall not be a Common Stock Fundamental Change unless either (1) the Company continues to exist after the occurrence of such Fundamental Change and the outstanding Warrants continue to exist as outstanding Warrants, or (2) not later than the occurrence of such Fundamental Change, the outstanding Warrants are converted into or exchanged for warrants of a corporation succeeding to the business of the Company, which warrants have terms identical to those of the Warrants.

         (c) "Fundamental Change" means the occurrence of any transaction or event in connection with a plan pursuant to which all or substantially all of the Common Stock shall be exchanged for, converted into, acquired for or constitute solely the right to receive securities, cash or other property (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise); provided, however, in the case of a plan involving more than one such transaction or event, for purposes of adjustment of the Shares Amount, such Fundamental Change shall be deemed to have occurred when substantially all of the Common Stock of the Company shall be exchanged for, converted into, or acquired for or constitute solely the right to receive cash, securities, property or other assets, but the adjustment shall be based upon the highest weighted average of consideration per share which a holder of Common Stock could have received in such transactions or events as a result of which more than 50% of the Common Stock shall have been exchanged for, converted into, or acquired for or constitute solely the rights to receive cash, securities, property or other assets.

         (d) "Non-Stock Fundamental Change" means any Fundamental Change other than a Common Stock Fundamental Change.

         (e) "Purchaser Stock Price" means, with respect to any Common Stock Fundamental Change, the average of the daily Closing Prices of the common stock received in such Common Stock Fundamental Change for the ten consecutive Trading Days prior to and including the record date for the determination of the holders of Common Stock entitled to receive such common stock, or, if there is no such record date, the date upon which the holders of the Common Stock shall have the right to receive such common stock, in each case, as adjusted in good faith by the Board of Directors to appropriately reflect any of the events referred to in
Section 5.01(a), (b), (c), (d), (e), (f) and (h); provided, however, if no such Closing Prices of the common stock for such Trading Days exist, then the Purchaser Stock price shall be set at a price determined in good faith by the Board of Directors.

         Section 5.07. Certain Additional Rights. In case the Company shall, by dividend or otherwise, declare or make a distribution on the Common Stock referred to in Section 5.01(d) or 5.01(e) (including, without limitation, dividends or distributions referred to in the last two sentences of Section 5.01(d)), the holder of each Warrant, upon the exercise thereof subsequent to the Close of Business on the date fixed for the determination of shareholders entitled to receive such distribution and prior to the effectiveness of the Shares Amount adjustment in respect of such distribution, shall also be entitled to receive for each share of Common Stock for which such Warrant is exercised, the portion of the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of stock, cash and assets so distributed applicable to one share of Common Stock; provided, however, that, at the election of the Company (whose election shall be evidenced by a resolution of the Board of Directors) with respect to all holders so exercising, the Company may, in lieu of distributing to such holder any portion of such distribution not consisting of cash or securities of the Company, pay such holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors and described in a resolution of the Board of Directors). If any exercise of a Warrant described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the holder of the Warrant so exercised is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a resolution of the Board of Directors) to distribute to such holder a due bill for the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of stock, cash or assets to which such holder is so entitled, provided that such due bill (i) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded and (ii) requires payment or delivery of such shares of Common Stock, rights, warrants, evidences of indebtedness, shares of stock, cash or assets no later than the date of payment or delivery thereof to holders of shares of Common Stock receiving such distribution.

         Section 5.08. Reservation of Shares, etc. (a) The Company shall at all times reserve and keep available, free from preemptive rights out of its authorized and unissued stock, solely for the purpose of allowing the exercise of the Warrants, such number of shares of its Common Stock as shall from time to time be sufficient to permit the Company to deliver the Shares Amount in the event all of the Warrants from time to time outstanding were exercised. The Company shall from time to time, in accordance with the laws of the State of Delaware, increase the authorized number of shares of Common Stock if at any time the number of shares of authorized and unissued Common Stock shall not be sufficient to permit the Company to deliver the Shares Amount upon the exercise of all of the then-outstanding Warrants (taking into account the adjustments to the Shares Amount that are provided for herein).

         (b) If any shares of Common Stock required to be reserved for purposes of the exercise of the Warrants hereunder require registration with or approval of any governmental authority under any Federal or State law before such shares may be issued upon exercise, and an exemption under Section 3(a)(9) of the Securities Act or similar exemption is not available, the Company will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered or approved as the case may be. If the Common Stock is quoted on the NASDAQ National Market System or listed on any U.S. national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of Common Stock issuable upon exercise of the Warrants. The second sentence of this paragraph shall apply only when the Warrants shall have become freely transferable pursuant to Rule 144(k) under the Securities Act or if the shares of Common Stock issuable upon exercise of the Warrants are exempt from the registration requirements of the Securities Act by operation of an exemption referred to in the first sentence of this paragraph.

         Section 5.09. Dividend or Interest Reinvestment Plans or Other Plans. Notwithstanding the foregoing provisions, the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any such plan (i.e., a "DRIP"), and the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any employee or director benefit plan or program of the Company or pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date hereof shall not be deemed to constitute an issuance of Common Stock or exercisable, exchangeable or convertible securities by the Company to which any of the adjustment provisions described above applies. In addition, no adjustment to the Shares Amount or Cash Amount pursuant to this Article V shall be made in respect of any transaction expressly permitted by Section 7.02(h)(iii) of the Credit Agreement. If any action would require adjustment of the Shares Amount pursuant to more than one of the provisions described in this Article V only one adjustment shall be made and such adjustment shall be the amount of adjustment which has the highest absolute value to holders of the Warrants.

                                   ARTICLE VI

                         Representations and Warranties

         The Company hereby represents and warrants, as of the date of this Agreement, as follows:

         Section 6.01. Good Standing and Power. The Company is a corporation, duly incorporated and validly existing in good standing under the laws of the jurisdiction of its incorporation.

         Section 6.02. Corporate Authority. The Company has full corporate power and authority to execute and deliver, and to incur and perform its obligations under, this Agreement and each Warrant Certificate, all of which have been duly authorized and will have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders is required or will be required as a condition to the validity or performance of, or the exercise by any Holder of any of its rights or remedies under, this Agreement or any Warrant Certificate.

         Section 6.03. Authorizations. All authorizations, consents, approvals, registrations, notices, exemptions and licenses with or from any Governmental Authority or other Person necessary for the execution, delivery and performance by the Company of, and the incurrence and performance of each of its obligations under, this Agreement and each Warrant Certificate, and the exercise by any Holder of its remedies under this Agreement or any Warrant Certificate have been effected or obtained and are and will be in full force and effect.

         Section 6.04. Binding Obligation. This Agreement constitutes and, when issued in accordance with the terms hereof, each Warrant Certificate will constitute, a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         Section 6.05. No Conflicts. There is no statute, regulation, rule, order or judgment, and no provision of any agreement or instrument binding upon the Company or any of its subsidiaries, or affecting their properties, and no provision of the certificate of incorporation or bylaws of the Company or any of its subsidiaries, that would prohibit, conflict with or in any way impair the execution or delivery of, or the incurrence or performance of any obligations of the Company under, this Agreement or any Warrant Certificate, or result in or require the creation or imposition of any lien, charge or encumbrance of any type on property of the Company or any of its subsidiaries as a consequence of the execution, delivery and performance of this Agreement or any Warrant Certificate.

         Section 6.06. Reservation. The Board of Directors has unanimously adopted the resolutions set forth in Exhibit B.


                                   ARTICLE VII

                                    Covenants

         Section 7.01. Reservation of Common Stock for Issuance on Exercise of Warrants. The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of issue upon exercise of Warrants, as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of all Warrants issued hereunder. The transfer agent for the Common Stock (the "Transfer Agent") will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company represents, warrants and covenants that, upon payment therefor, all shares of Common Stock issued upon the exercise of warrants shall be duly authorized, validly issued, fully paid and nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof.

         Section 7.02. Notice of Dividends. At any time when and if the Company declares any dividend on Common Stock, it shall give notice to the Holders of all the then outstanding Warrants of any such declaration not fewer than

10 days prior to the related record date for payment of the dividend so declared.

         Section 7.03. Reports. For so long as any Warrants remain outstanding and not expired by their terms, the Company shall furnish to the Holders the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act. In addition, the Company shall furnish to the Initial Holder within ten days after it files them with the Commission copies of its SEC Reports. In the event the Company shall cease to be required to file SEC Reports pursuant to the Exchange Act, the Company shall nevertheless mail such SEC Reports to Holders upon their request.


                                  ARTICLE VIII

                                     Holders

         Section 8.01. Holder Not Deemed a Shareholder. No Holder, as such, shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise or conversion of the Warrants represented thereby, nor shall anything contained herein or in any Warrant Certificate be construed to confer upon a Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as specifically provided herein), or to receive dividends or subscriptions rights, or otherwise, until the Warrant or Warrants evidenced by such Warrant Certificate shall have been exercised and the Company shall have elected to deliver Common Stock (and not cash) upon such exercise.

         Section 8.02. Right of Action. All rights of action in respect of this Agreement are vested in the Holders, and any Holder of any Warrant, without consent of any other Holder, may on such Holder's own behalf and for such Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder's right to exercise or exchange such Holder's Warrants in the manner provided in this Agreement.

                                   ARTICLE IX

                                  Miscellaneous

         Section 9.01. Payment of Taxes. The Company shall pay all transfer, stamp and other similar taxes that may be imposed in respect of the issuance or delivery of Warrants, or in respect of the issuance or delivery of any securities upon exercise of Warrants, and any and all filing fees incurred by a Holder in connection with the matters described in Section 3.07(c)(ii). The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock or other securities underlying the Warrants or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise or purchase of a Warrant, and in case of such transfer or payment, the Company shall not be required to issue any stock certificate or pay any cash until such tax or charge has been paid or it has been established to the Company's reasonable satisfaction that no such tax or other charge is due.

         Section 9.02. Expenses; Indemnity. (a) The Company agrees to pay or reimburse the Initial Holder for all reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, any Warrant, any Warrant Certificate, and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel to the Initial Holder (but excluding fees and disbursements incurred on or prior to the date hereof in negotiating and preparing this Agreement and the related documents); provided, however, that in the event of any litigation between the Company and any Holder initiated prior to any Event of Default specified in
Section 8.01(g) or (h) of the Credit Agreement and arising out of the matters set forth in Section 9.04(b)(i), the fees and disbursements of counsel to the Initial Holder shall be borne by the Company if and only if the Initial Holder is the prevailing party.

         (b) The Company agrees to indemnify the Initial Holder and its directors, officers, employees, agents and Affiliates (each, an "Indemnitee") against, and to hold each Indemnitee harmless from, any and all claims, liabilities, damages, losses, costs, charges and expenses (including fees and expenses of counsel) incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated by this Agreement, the performance by the parties hereto of their respective obligations under this Agreement, any Warrant or any Warrant Certificate or the consummation of the transactions and the other transactions contemplated hereby or thereby, (ii) the use of the proceeds of the exercise of Warrants or (iii) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto. The provisions of this Section 9.04(b) shall not operate or be construed to indemnify the Initial Holder against, or hold it harmless from, any claims, liabilities, damages, losses, costs, charges and expenses (including fees and expenses of counsel) incurred by or asserted against the Initial Holder arising out of or connected with any litigation initiated prior to any Event of Default specified in Section 8.01(g) or (h) solely between the Company and the Initial Holder in which the Initial Holder is not the prevailing party.

         (c) All amounts due under this Section 9.02 shall be payable in immediately available funds upon written demand therefor.

         SECTION 9.03. APPLICABLE LAW. THIS AGREEMENT, EACH WARRANT CERTIFICATE, EACH WARRANT ISSUED HEREUNDER AND ALL RIGHTS ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

         SECTION 9.04. WAIVER OF JURY. THE COMPANY AND THE INITIAL HOLDER EACH HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY WARRANT CERTIFICATE, ANY WARRANT ISSUED HEREUNDER AND ANY RIGHT ARISING HEREUNDER.

         Section 9.05. Jurisdiction and Venue; Service of Process. (a) The Company and the Initial Holder each hereby irrevocably submits to the non-exclusive jurisdiction of any state or federal court in the Borough of Manhattan, The City of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement, any Warrant Certificate, any Warrant issued hereunder and any right arising hereunder, and to the laying of venue in the

Borough of Manhattan, The City of New York. The Company and the Initial Holder each hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection to the laying of the venue of any such suit, action or proceeding brought in the aforesaid courts and hereby irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         (b) The Company agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Company at its address set forth in Section 9.08 or at such other address of which the Initial Holder shall have been notified pursuant thereto. The Company further agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue any other jurisdiction.

         (c) Each of the Initial Holder and the Company waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 9.05 any special, exemplary, punitive or consequential damages.

         Section 9.06. Amendments and Waivers. (a) Any provision of this Agreement may be amended, modified, supplemented or waived, but only by a written amendment or supplement, or written waiver, signed by the Company and the Initial Holder.

         (b) Except to the extent expressly set forth therein, any waiver shall be effective only in the specific instance and for the specific purpose for which such waiver is given.

         Section 9.07. Cumulative Rights; No Waiver. Each and every right granted to any Holder hereunder or under any Warrant Certificate, or allowed such Holder by law or equity, shall be cumulative and not exclusive and may be exercised from time to time. No failure on the part of any Holder to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by any Holder of any right preclude any other or future exercise thereof or the exercise of any other right.

         Section 9.08. Notices. (a) Any communication, demand or notice to be given hereunder will be duly given when delivered in writing or by telecopy to a party at its address as indicated below or such other address as such party may specify in a notice to each other party hereto. A communication, demand or notice given pursuant to this Section 9.08 shall be addressed:

         If to the Company, to

              Miravant Medical Technologies
              7408 Hollister Avenue
              Santa Barbara, California 93117

              Telecopy:  (805) 685-6038

              Attention:  Gary S. Kledzik

         with a copy (which, in and of itself, shall not constitute notice) to

              Nida & Maloney PC
              800 Anacapa Street
              Santa Barbara, California 93101

              Telecopy:  (805) 568-1955

              Attention:  Joseph E. Nida

         and

              Wilson Sonsini Goodrich & Rosati
              650 Page Mill Road
              Palo Alto, California 94304

              Telecopy:  (650) 493-6811

              Attention:  John T. Sheridan


         If to the Initial Holder, to

              Pharmacia & Upjohn Treasury Services AB
              Lindhagensgatan 133
              S-112 87 Stockholm, Sweden

              Telecopy:  +46 8 695 47 08

              Attention:  Associate General Counsel

         and

              Pharmacia & Upjohn, Inc.
              95 Corporate Drive
              Bridgewater, New Jersey 08807

              Telecopy:  (908) 306-470-8047

              Attention:  Treasurer

         and

              Pharmacia & Upjohn, Inc.
              95 Corporate Drive
              Bridgewater, New Jersey 08807

              Telecopy:  (908) 306-4485

              Attention:  Senior Vice President of Business
                          Development

         and

              Pharmacia & Upjohn, Inc.
              95 Corporate Drive
              Bridgewater, New Jersey 08807

              Telecopy:  (908) 306-4489

              Attention:  General Counsel

         with a copy (which, in and of itself, shall not constitute notice) to

               Sullivan & Cromwell
               125 Broad Street
               New York, New York 10004

               Telecopy:  (212) 558-3588

               Attention:  Neil T. Anderson,
                           Matthew G. Hurd
                           and Martin J. Travers

         (b) Unless otherwise provided to the contrary herein, any notice which is required to be given in writing pursuant to the terms of this Agreement may be given by telecopy.

         Section 9.09. Separability. In case any one or more of the provisions contained in this Agreement or any Warrant Certificate shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained in this Agreement or any Warrant Certificate shall not in any way be affected or impaired thereby.

         Section 9.10. Persons Benefitting. This Agreement shall be binding upon and inure to the benefit of any Holders (each of whom is an intended third party beneficiary) and the Company, and their respective successors, assigns, beneficiaries, executors and administrators. Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company and the Holders (and such successors, assigns, beneficiaries, executors and administrators), any right, remedy or claim under or by reason of this Agreement or any part hereof.

         Section 9.11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together constitute one and the same instrument.

         Section 9.12. Headings. The descriptive headings of the several Sections of this Agreement are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.

         Section 9.13. Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement or any Warrant Certificate, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement and such Warrant Certificate. The Company and the Initial Holder agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement or any Warrant Certificate and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date first above written.


                                       MIRAVANT MEDICAL TECHNOLOGIES


                                       By: /s/ Gary S. Kledzik
                                          ------------------------------------
                                          Title: Chief Executive Officer


                                       PHARMACIA & UPJOHN TREASURY SERVICES AB


                                       By: /s/ Mats Pettersson
                                          ------------------------------------
                                          Title: Attorney-In-Fact

                                                                      EXHIBIT A





                          [FORM OF WARRANT CERTIFICATE]

        THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
          1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT
           BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED PURSUANT TO
             THERETO OR UNLESS AN EXEMPTION THEREFROM IS AVAILABLE.


                        WARRANTS TO PURCHASE COMMON STOCK
                        OF MIRAVANT MEDICAL TECHNOLOGIES


No._______                                      Certificate for ______ Warrants


         This certifies that , or registered assigns, is the registered holder of the number of Warrants set forth above. Each Warrant entitles the holder thereof (a "Holder"), subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase, from Miravant Medical Technologies, a Delaware corporation (the "Company"), the number of shares of the Company's common stock, par value $.01 per share (the "Common Stock"), provided in the Warrant Agreement, at an exercise price of $__________ per Warrant and subject to all of the terms and conditions set forth in the Warrant Agreement. At the sole election of the Company, upon the exercise of any Warrant, the Company may pay to the Holder a certain amount of cash, as provided in the Warrant Agreement, in lieu of delivering the shares of Common Stock.

         This Warrant Certificate is issued under and in accordance with the Warrant Agreement, dated as of February 18, 1999 (the "Warrant Agreement"), between the Company and Pharmacia & Upjohn Treasury Services AB (the "Initial Holder"), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company and the Holders of the Warrants.

         This Warrant Certificate shall terminate and be void as of the Close of Business on _________, 200__.

         As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable from time to time on any Business Day ending on the Expiration Date.

         The number of shares of Common Stock issuable, and the amount of cash payable, upon the exercise of each Warrant are subject to adjustment as provided in the Warrant Agreement.

         Upon payment therefor, all shares of Common Stock issued upon the exercise of Warrants shall be duly authorized, validly issued, fully paid and nonassessable free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof.

         In order to exercise a Warrant, the registered holder hereof must surrender this Warrant Certificate to the Registrar for the Warrants (the "Registrar") with the form of election on the reverse hereof or attached hereto duly executed, together with payment of the Exercise Price then in effect for the share(s) of Common Stock as to which the Warrant(s) represented by this Warrant Certificate are submitted for exercise, all subject to the terms and conditions hereof and of the Warrant Agreement. Any such payment of the cash Exercise Price shall be by certified or official bank check or wire transfer to the Company of same day funds.

         The Company shall pay all transfer, stamp and other similar taxes that may be imposed in respect of the issuance or delivery of Warrants, or in respect of the issuance or delivery of any securities upon exercise of Warrants. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock or other securities underlying the Warrants or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise or purchase of a Warrant, and in case of such transfer or payment, the Company shall not be required to issue any stock certificate or pay any cash until such tax or other charge has been paid or it has been established to the Company's reasonable satisfaction that no such tax or other charge is due.

         Subject to the Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable by the registered holder hereof, in whole or in part, on the Warrant Register of the Company, upon surrender of this Warrant Certificate to the Registrar, duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company duly executed by the Holder hereof or his attorney duly authorized in writing. Upon any partial transfer, the Company will issue and deliver to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

         No service charge shall be made for any transfer or exchange of this Warrant Certificate, but the Company may require payment from the Holder of this Warrant Certificate of a sum sufficient to cover any stamp or other governmental charge or tax that may be imposed in connection with any such transfer or exchange.

         Each taker and holder of this Warrant Certificate, by taking or holding the same, consents and agrees that this Warrant Certificate, when duly endorsed in blank, shall be deemed negotiable and that when this Warrant Certificate shall have been so endorsed, the holder hereof may be treated by the Company, the Registrar and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the register of the Company maintained by the Registrar, any notice to the contrary notwithstanding, but until such transfer on such register, the Company and the Registrar may treat the registered Holder hereof as the owner for all purposes.

         This Warrant Certificate and the Warrant Agreement are subject to amendment as provided in the Warrant Agreement.

         All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

         Copies of the Warrant Agreement are on file at the office of the Company and may be obtained by writing to the Company at the following address:
7408 Hollister Avenue, Santa Barbara, California 93117, Attention: Chief Financial Officer.


Dated: __________.


                                        MIRAVANT MEDICAL TECHNOLOGIES


                                        By:______________________________
                                           Name:
                                           Title:


                                        By:______________________________
                                           Name:
                                           Title:

                              ELECTION TO EXERCISE

                 (To be executed only upon exercise of Warrant)

TO MIRAVANT MEDICAL TECHNOLOGIES:

         The undersigned irrevocably exercises __________ of the Warrants for, at your election, either (i) the Shares Amount or (ii) the Cash Amount, and herewith makes payment of $__________ (such payment being by certified or official bank check payable to the order of Miravant Medical Technologies), all at the Exercise Price and on the terms and subject to the conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to Miravant Medical Technologies, Inc. and directs that any shares of Common Stock deliverable upon the exercise of such Warrants be registered in the name and delivered at the address specified on the following page, or any Cash Amount be wired to the account specified on the following page.

Date:______________


                                           ____________________________________
                                           (Signature of Holder)


                                           ____________________________________
                                           (Street Address)


                                           ____________________________________
                                           (City)       (State)      (Zip Code)

Securities and/or check to be issued to:



Taxpayer identification number:



Name:



Street Address:



City, State and Zip Code:



Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:



Taxpayer identification number:



Wire transfer instructions:

                               FORM OF ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned registered holder of the within Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the rights of the undersigned under the within Warrant Certificate, with respect to the number of Warrants set forth below:


                                           Social Security
                                             or Taxpayer
                                           Identification
Names of                                      Number of              Number of
Assignees             Address                Assignee(s)              Warrants
---------             -------              ---------------           ---------







and does hereby irrevocably constitute and appoint ___________ the undersigned's attorney to make such transfer on the books of _____________ maintained for that purpose, with full power of substitution in the premises.


Dated: __________.


                                           ____________________________________
                                           (Signature of Holder)


                                           ____________________________________
                                           (Street Address)


                                           ____________________________________
                                           (City)        (State)     (Zip Code)

                                                                      EXHIBIT B




                               [BOARD RESOLUTIONS]



                                    [To come]












                                       B-1